Horizon Tactical Fixed Income Fund
Schedule of Investments
February 28, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
iShares 7-10 Year Treasury Bond ETF	202,756	$19,326,702
iShares iBoxx Investment Grade Corporate Bond ETF (a)	113,480	12,438,543
iShares J.P. Morgan USD Emerging Markets Bond ETF (a)	366,084	33,690,710
iShares Preferred and Income Securities ETF (a)	223,056	7,104,334
SPDR Blackstone Senior Loan ETF (b)	1,468,121	61,220,646
SPDR Bloomberg Convertible Securities ETF	89,475	7,081,052
VanEck Fallen Angel High Yield Bond ETF	943,909	27,439,435
Vanguard Total International Bond ETF (a)	145,039	7,179,430
Xtrackers USD High Yield Corporate Bond ETF	1,320,384	48,484,500
TOTAL EXCHANGE TRADED FUNDS (Cost $222,175,900)		223,965,352

SHORT-TERM INVESTMENTS - 25.6%	Shares	Value
Investments Purchased with Proceeds from Securities Lending - 25.6%
First American Government Obligations Fund - Class X, 4.23% (c)	57,328,344	57,328,344

Money Market Funds - 0.0%(d)
First American Treasury Obligations Fund - Class X, 4.28% (c)	127,658	127,658
TOTAL SHORT-TERM INVESTMENTS (Cost $57,456,002)		57,456,002

TOTAL INVESTMENTS - 125.5% (Cost $279,631,902)		281,421,354
Liabilities in Excess of Other Assets - (25.5)%		(57,163,629)
TOTAL NET ASSETS - 100.0%		$224,257,725
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	All or a portion of this security is on loan as of February 28, 2025. The total market value of these securities was $56,334,659 which represented 25.1% of net assets.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	The rate shown represents the 7-day annualized effective yield as of February 28, 2025.
(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of February 28, 2025 (Unaudited)

Horizon Tactical Fixed Income Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$223,965,352	$–	$–	$223,965,352
Investments Purchased with Proceeds from Securities Lending	57,328,344	–	–	57,328,344
Money Market Funds	127,658	–	–	127,658
Total Investments	$281,421,354	$–	$–	$281,421,354

Refer to the Schedule of Investments for further disaggregation of investment categories.